Investor Presentation

July 2017


DENERVEX





Safe Harbor Statement

The information contained in this presentation has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any securities or to participate in any investment strategy and may not be used or relied upon in connection with any offer or sale of securities. Securities will be offered only to designated potential investors by means of a definitive private placement memorandum and related materials, which will contain important information regarding MEDOVEX (the "Company") and any such offering, including a description of important risk factors which every prospective investor should consider.

We have made forward- looking statements in this presentation that are based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include statements and information concerning our possible or assumed future business strategies, financing plans, competitive position, potential growth opportunities, benefits resulting from any offering by the Company and the effects of compensation. Forward-looking statements include all statements that are not historical facts, and can be identified by the use of forward-looking terminology such as words "believes," "expects," "anticipates," "intends," "plans," "estimates" or similar expressions.

Forward –looking statements involve risk, uncertainties and assumptions. Actual results and future events may differ materially from those expressed, assumed or anticipated in these forward-looking statements. You should not rely on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements after the date of this presentation. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

These risks and uncertainties include, but are not limited to the possibility that clinical trials will not be successful or confirm earlier results, risks associated with obtaining funding from third parties, risks relating to the timing and costs of clinical trials, approvals for clinical trials, results of clinical trials, the timing of regulatory submissions, the timing and receipt of regulatory approvals, the timing and amount of other expenses, execution risks, competition, risks related to market acceptance of products, intellectual property risks, assumptions regarding the size of the available market, benefits of our products, product pricing, timing of product launches, future financial results and other factors set forth under the headings "Cautionary Note Concerning Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the company's 10-K filed with the SEC described in this presentation. All statements contained in this presentation are made only as of the date of this presentation and Medovex undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

You should understand that many important factors, in addition to those discussed elsewhere in this presentation, could cause our results to differ materially from those expressed in forward-looking statements. Theses factors include our competitive environment; our executive team; economic and other conditions in the markets in which we propose to operate; governmental regulation of our proposed products and of the markets in which we propose to operate; uncertainties inherent in product development and testing; our further financing needs; and our ability to grow and to manage out growth effectively.

Statements made in this presentation have not been fully evaluated by the Food and Drug Administration or the Center for Medicaid and Medicare Services. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

About Medovex

A company dedicated to "better living through better medicine"

Medovex was formed to acquire and develop a diversified portfolio of potentially ground breaking medical technology products.

Criteria for selection include those products with potential for significant improvement in the quality of patient care combined with cost effectiveness.

The Company's lead product, the DenerveX™ System, is designed to provide longer-lasting relief from pain associated with facet joint syndrome.


ENDURING RELIEF™
DENERVEX™

Business Highlights

Medovex

NASDAQ: MDVX

- Disruptive breakthrough technology offering
- Highly Significant Market Size
- CE Marked
- Initial Launch in progress
- Orders Received
- Initial Human Use Procedure Scheduled
- World-class Management Team and Board of Directors

Facet Joint Pain-The Problem

Medovex Corporation

Facet Joint Syndrome (FJS) Causes Pain When Facet Joints are Injured or Degenerate



DenerveX™ System-The Opportunity

MEDOVEX CORPORATION

Approximately 10% of Adult Population Suffers from Chronic Back Pain[1]


Major Sources of Chronic Back Pain²
9%
42%
31%
Internal Disc Disruption (IDD)
Facet Joint Pain (FJP)
Sacroiliac Joint Pain (SIJP)
Other Sources

[1] Prevalence and Most Common Causes of Disability Among Adults—United States 2005

[2] Pain Physician 2012; 15:171-178 ISSN 1533-3159

DenerveX™ System-The Problem

Current Treatment Options are Effective, but Temporary



Synovial Capsule
DenerveX System Treatment Area
Facet Joint

Injection
Treatment Effectiveness:
Temporary



Synovial Capsule
Facet Joint
Standard RF Ablation Treatment Area

Standard RF Ablation
Treatment Effectiveness:
Temporary

DenerveX™ System-The Solution

Tissue Removal and Ablation is the Enduring Solution

- Methodology: Ablate the nerve and then remove the joint capsule so nerve doesn't reattach after regeneration.
- Approximately 75% of patients reported a +50% improvement in standard pain scores and standard mobility scores at 3 years.
- Positive clinical outcomes, but requires too much time per joint in a manual procedure requiring multiple hands.



Photo of DenerveX Manual Method Concept

Haufe SMW, Mork AR. Endoscopic Facet Debridement for the treatment of facet arthritic pain - a novel new technique. *Int J Med Sci* 2010; 7(3):120-123. doi:10.7150/ijms.7.120. Available from http://www.medsci.org/v07p0120.htm

DenerveX™ System-The Device Kit

MEDOVEX CORPORATION

DenerveX Combines Ablation and Scraping in one Device


Portal Tube
Tissue Stabilizer
K-Wire
Dilator
Hand-Held Device
Portal Driver
MEDOVEX
MEDOVEX

All Inclusive, Ready-to-Use, Single-Use Kit

DenerveX™ System Pro-40 Generator

- Exclusively designed for the DenerveX system
- Synchronization with the hand-held device for accurate therapy
- Safety features:
    - Three Levels of Effect, based on patient BMI, designed to deliver precise therapy for each patient
    - 30-second timer for each use
    - Reset button between uses
    - Proprietary connection



Effect Control
DENERVEX
Timer
Timer Reset
Proprietary Connection

DenerveX™ System-Comparison

The DenerveX System Delivers Enduring Relief by Treating a Larger Area and Removing the Joint Capsule


Facet Joint
DenerveX System Treatment Area
Synovial Capsule
Standard RF Ablation Treatment Area



DenerveX™ System- Health Care Economics (Over a 3 year Period)

MEDOVEX CORPORATION

DenerveX Reduces the Total Cost of Care for FJS Patients

Temporary Treatments

- 9 Injections[1] (3 times annually[4])
  - Cost- $12,900
- 6 RF Ablations[1] (2 times annually[5][6])
  - Cost- $9,750

Long Term Treatment

- Spinal Fusion (1 time)
  - Cost- $108,985

DenerveX System Solution

- DenerveX System[3] (1 time)
  - Cost- $2,100

[1] Multicenter, Randomized, Comparative Cost-effectiveness Study Comparing 0, 1, and 2 Diagnostic Medical Branch (Facet Joint Nerve) Block Treatment Paradigms before Lumbar Facet Radiofrequency Denervation-Anesthesiology 2010 113:395-405

[2] Morbid Obesity Increases Cost and Complication Rates in Spinal Arthrodesis- SPINE Volume37, Number 11, pp 982-988 (Posterior Lumbar Fusion)

[3] Cost of DenerVex Device as determined by Medovex focus group panel. December 5, 2013

[4] United Healthcare Paravertebral Facet Joint Injections- Policy FAC06222011RP- "Medicare will not cover / provide payment for CPT codes64490 and 64493 (with or without the 50 modifier) more than five (5) times in a year."

[5] BlueCross BlueShield Corporate Medical Policy- "If there has been a prior successful radiofrequency (RF) denervation, then a minimum time of six (6) months has elapsed since prior RF denervation treatment (per side, per anatomical level of the spine)."

[6] United Healthcare- Ablative Treatment for Spinal Pain- "When performed at a frequency of six months or longer (maximum of 2 times over a 12 month period)"

EU/Worldwide DenerveX Launch Strategy

MEDOVEX CORPORATION

Staged Launch Reduces Execution Risk



July 2017
20
40
60
80
100
120
140
160
Days Post Launch
Stage 1
Stage 2
Stage 3

DenerveX™ System- Initial Demand

MEDOVEX CORPORATION

Early Demand Exceeds Expectations

- Initial orders received from United Kingdom, Germany, Italy, and Chile distributors
- Additional product requests anticipated in other European countries, Latin America, and Asia
- First cases scheduled in England and Germany in July
- Highly accomplished and experienced sales and marketing leadership team with significant experience in international and domestic markets

DenerveX™ System- Dedicated Reimbursement Code

Strong Reimbursement will Help Drive Adoption

- Dedicated DRG Code in Germany
- Reimbursed at €4,000 - €6,000
- Code granted ahead of CE mark



Key Management & Board Members

MEDOVEX CORPORATION

Steve Gorlin, Co-Founder & Board of Directors	James Andrews, MD, Co-Developer & Board of Directors	Larry Papasan, Chairman, Board of Directors	Scott Haufe, MD, Inventor, Co-Developer & Board of Directors	John Thomas, Board of Directors	Major General Lou Hennies (retired), Board of Directors
Randal Betz, MD, Board of Directors	Jarrett Gorlin, CEO & Board of Directors	Jon Mogford, Board of Directors	Ron Lawson, Board of Directors	Patrick Kullmann, President & COO	Jeff Wright, Chief Financial Officer

Industry Experience of the companies Directors and Management Team

MEDIVATION
MiMedx GROUP
ENTREMED
ANDREWS INSTITUTE
smith&nephew
BIOMIMETIC
AxioMed SPINE CORPORATION
DARA BioSciences
Advancing Medical Discoveries
CytRx
MEDICIS
Boston Scientific
Medtronic
Johnson & Johnson
stryker

Management Bio's



Jarret Gorlin serves as the Chief Executive Officer and a Director of the Company. He previously co-founded and served as President of Judicial Correction Services, Inc. which was named three consecutive years in a row as one of America's fastest growing companies by Inc. Magazine. He served as President of Judicial Correction Services until successfully negotiating its sale to Correctional Healthcare Companies in 2011.



Jeffrey Wright is a Certified Public Accountant and serves as Chief Financial Officer for the Company. Prior to joining Medovex, Mr. Wright was an audit senior at Ernst & Young within the Assurance Services division, where he had an opportunity to help manage audits of large ($2 billion to $10 billion annual revenue) publicly-traded companies.



Patrick Kullmann serves as Chief Operating Officer and President. He was formerly senior director at Medtronic (NYSE:MDT) in their $2.3 billion Cardiovascular Division. In addition, he has served in marketing, market development and sales leadership positions at Boston Scientific (NYSE:BSX) Baxter (NYSE:BAX), Johnson & Johnson (NYSE:JNJ), and four start-up device companies.



Dennis Moon serves as Executive VP. He has held Executive position in public and private companies over the past 15 years, including positions as Chief Operations Officer of Roadie, Inc., a mobile device and technology company; and Chief Operations Officer for Judicial Correction Services (JCS), He assisted in its sale to a private equity fund, remaining COO of the JCS Division for Correctional Healthcare Companies.



Manfred Sablowski serves as SVP of Sales and Marketing. He is a business professional with over 20 years of senior management experience in the medical technology industry, where he has been instrumental in managing and growing several highly successful companies. He has held several executive level positions such as General Manager at Valleylab/Pfizer, Europe; VP Sales and Marketing Dornier Medizin Technik, Europe; VP Sales and Marketing Bovie Medical-Worldwide.



Jill Schweiger joined Medovex in November, 2016 and has 30 years experience in the medical device industry. For the past 20 years, she has held executive management positions within high-growth start-up companies developing Class III implantable cardiac and endovascular products. Previously, she held senior regulatory and clinical positions at Angel Medical Systems, Teramed, IsoStent, and Gynecare with acquisitions for 3 of these by Johnson and Johnson.

Investment Highlights

Medovex
NASDAQ: MDVX

- Founded by Steve Gorlin (Entremed, Medicis, Medivation, MiMedx) and Dr. James Andrews (world renowned orthopedic surgeon)
- Experienced and proven management team and board of directors
- High insider ownership (38%)
- Intellectual property portfolio (300 claims)
- CE marking received June 2017 with established international distribution
- Dedicated reimbursement code in Germany granted
- Scalable high growth recurring revenue model with strong margins and clean balance sheet
- Aligned incentive to drive adoption: greater efficacy for patients, higher reimbursement for providers, and favorable economics for payers

Investor Contact
Jason Assad 678-570-6791
jassad@medovex.com